Summary Prospectus May 30, 2012

Laudus Mondrian International Equity Fund

Ticker Symbols  Investor Shares: LIEQX     Select Shares: LIEFX     Institutional Shares: LIEIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.laudus.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus dated July 29, 2011, as supplemented September 21, 2011 and February 29, 2012, and SAI dated July 29, 2011, as supplemented February 29, 2012 and May 30, 2012, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective
The fund seeks long-term capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
	Institutional	Select	Investor
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00	2.00

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	0.85	0.85	0.85
Distribution (12b-1) fees	None	None	0.25
Other expenses	0.36	0.51	0.53

Total annual fund operating expenses	1.21	1.36	1.63
Less expense reduction	(0.16)	(0.24)	(0.23)

Total annual fund operating expenses after expense reduction[1]	1.05	1.12	1.40

[1]	The investment adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the fund to 1.05%, 1.12%, and 1.40% for the Institutional, Select and Investor classes, respectively, until at least July 30, 2013. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Institutional	$107	$352	$633	$1,437
Select	$114	$382	$698	$1,592
Investor	$143	$468	$842	$1,893

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. Normally, the fund will invest primarily in common stocks. The fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The fund may also purchase other investment funds, including, but not limited to, registered funds, including exchange-traded funds (ETFs), unregistered funds and real estate investment trusts (REITs).

For purposes of investments to be made by the fund, large capitalization companies are currently defined by the subadviser

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to mean issuers that have a market capitalization of more than $6.5 billion at the time of purchase. This level is subject to market movements and is regularly reviewed by the subadviser. Typically, the fund invests in securities of approximately 30-40 companies.

Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities.

The subadviser’s approach in selecting investments for the fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the fund, the subadviser identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The subadviser conducts fundamental research on a global basis in order to identify securities that, in the subadviser’s opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The subadviser’s general management strategy emphasizes long-term holding of securities, although securities may be sold in the subadviser’s discretion without regard to the length of time they have been held.

The fund may invest in securities issued in any currency and may hold foreign currency. The fund may carry out hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. Under normal circumstances, hedging is undertaken defensively back into the base currency of the fund.

The fund may invest in derivative instruments, principally futures contracts. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income.

The fund may also invest in investment- and below investment-grade debt securities issued by government or corporate entities.

The fund may buy and sell portfolio securities actively. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management risk. As with all actively managed funds, the strategies of the fund’s subadviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

Currency risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies may involve risks that those currencies will decline in value relative to the U.S. Dollar.

Derivatives risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

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Fixed income risk. Interest rates rise and fall over time, which will affect the fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

Securities lending risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

REITs risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Exchange traded fund (ETF) risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities.

Liquidity risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.laudus.com/prospectus.

 Annual total returns (%) as of 12/31

Investor Shares

Best quarter: 18.42% Q2 2009
Worst quarter: (17.85%) Q1 2009
Year-to-date performance (non-annualized and before taxes) of the fund’s Investor Shares as of 6/30/2011: 6.37%

 Average annual total returns (%) as of 12/31/10

			Since
			Inception
	1 year		(6/16/08)
Investor Shares
Before taxes	0.13%		(8.70%	)
After taxes on distributions	(0.01%	)	(8.82%	)
After taxes on distributions and sale of shares	0.98%		(7.17%	)
Select Shares®
Before taxes	0.53%		(8.48%	)
Institutional Shares
Before taxes	0.61%		(8.38%	)
Comparative Index (reflects no deduction for expenses or taxes)
MSCI EAFE Index (Net)	7.75%		(5.17%	)

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Portfolio managers
Elizabeth Desmond, Managing Director and Chief Investment Officer-International Equities of the subadviser, has been a portfolio manager of the fund since its inception.

Russell Mackie, Senior Portfolio Manager-European Equities Team of the subadviser, has been a portfolio manager of the fund since its inception.

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Melissa Platt (CFA), Portfolio Manager-Non-U.S. Equities Team of the sub-adviser, has been a portfolio manager of the fund since 2011.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open.

You may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Investors must contact the transfer agent by phone or in writing to obtain an account application. Investors may contact the transfer agent:

•	by telephone at 1-800-447-3332; or

•	by mail in writing at Boston Financial Data Services, Attn: Laudus Funds, P.O. Box 8032, Boston, MA 02266.

When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

	Minimum initial	Subsequent
Name of class	fund investment	investment
Institutional	$500,000	None
Select	$50,000	None
Investor	$100	None

The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Laudus Mondrian International Equity Fund; Ticker Symbols  Investor Shares: LIEQX     Select Shares: LIEFX     Institutional Shares: LIEIX

Summary Prospectus May 30, 2012	4 of 4	Laudus Mondrian International Equity Fund